EXHIBIT 32.1
                                                                    ------------


                                  CERTIFICATION


         The undersigned officers of IPSCO Inc. (the "Company"), do hereby certify that to the best of our knowledge:

         The Quarterly Report on Form 6-K for the quarter ended September 30, 2004 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


Date: October 29, 2004



/s/ David Sutherland
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President and
Chief Executive Officer



/s/Vicki Avril
--------------------------
Senior Vice President and
Chief Financial Officer